                      OPPENHEIMER QUEST VALUE FUND, INC.
                        Supplement dated July 3, 2007
                  to the Prospectus dated February 28, 2007

     This supplement amends the Prospectus of Oppenheimer Quest Value Fund, Inc.
(the "Fund")  dated  February 28, 2007 and  replaces the  Prospectus  supplement dated February 28, 2007. The Prospectus is amended as follows:

1.   The following paragraph is added to the Prospectus:

     At a  meeting  of  shareholders  of the  Fund  held on June 29,  2007,  the shareholders  approved a change of the Fund's investment  objective to "the Fund seeks total  return." When this change is implemented on August 1, 2007, it will enable the Fund to shift to a dividend growth investment  strategy.  In order to seek a growing  income  stream,  price  appreciation  and a degree  of  downside protection,  the Fund's portfolio  managers will focus on high quality companies with solid financials and reasonable  valuations that currently pay dividends or are expected to begin paying dividends in the future, with a particular emphasis on companies that are expected to grow their  dividends over time. The portfolio managers will use a structured  investment process that combines "top-down macro economic  analysis" and "bottom-up  fundamental  research."  Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies  that the portfolio  managers  expect to experience  dividend  growth, including  companies  that  currently pay dividends and are expected to increase them,  and  companies  that do not  currently  pay dividends but are expected to begin paying them in the near future.

2.   As of August 1,  2007,  the Fund will  change  its name to  "Oppenheimer
Rising Dividends Fund, Inc."

3.   Effective  August  1,  2007,  the  section  "How the  Fund Is  Managed"
beginning  on page 13  will be  deleted  in its  entirety  and  replaced  by the following:

     How the Fund Is Managed

     THE MANAGER.  The Manager  chooses the Fund's  investments  and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the Fund's  Board of  Directors,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  adviser since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.  The Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory  fee,  calculated on the daily net assets of the Fund, at an annual rate that  declines  on  additional  assets as the Fund grows.  Effective
August 1, 2007 the  advisory  fee rate is:  0.65% of the first  $800  million of average annual net assets of the Fund, 0.60% of the next $700 million,  0.58% of the next $1  billion,  and 0.56% of average  annual net assets in excess of $2.5 billion. The Fund's advisory fee for the period ended October 31, 2006, based on the Fund's former advisory fee schedule, was 0.72% of average annual net assets.

     A discussion  regarding the basis for the Board of  Directors'  approval of the Fund's investment  advisory contract is available in the Fund's  Semi-Annual
Report to shareholders for the six-month period ended April 30, 2007.

     Portfolio Managers. The Fund's portfolio is managed by Neil M. McCarthy and
Joseph R. Higgins who are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. McCarthy has been a portfolio  manager of the Fund since July 16, 2007.
He has been the leader of the Manager's  Growth Team since June, 2007 and a Vice
President  of the  Manager  and  Chairman  and Chief  Investment  Officer of OFI
Institutional  Asset  Management's  Growth Equity Team's  Investment  Policy and
Strategy  Committee since September 2003.  Prior to joining the Manager in 2003, he was the Chief  Executive  Officer  and Chief  Investment  Officer  of Windham
Capital  Management,  a firm he co-founded in 1988. Mr.  McCarthy is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr.  Higgins has been a portfolio  manager of the Fund since July 16, 2007.
He has been Vice  President  of the  Manager  and a member of OFI  Institutional
Asset Management's Growth Equity Team's Investment Policy and Strategy Committee
since May 2004.  Prior to joining the Manager,  Mr. Higgins was a Vice President of Swiss Re Asset Management from 1991 to 2003, an Assistant Vice President from
1988 to 1991 and a  co-portfolio  manager  from  1993 to 2003 He is a  portfolio manager of other portfolios in the OppenheimerFunds complex.

4.   Effective March 31, 2008, the Fund will make dividend payments quarterly rather than annually.

July 3, 2007                                                          PS0225.032